Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [Abstract]
Cash and cash equivalents

NOTE 14: CASH AND CASH EQUIVALENTS

Cash and cash equivalents consisted of the following:

	December 31, 2020	December 31, 2019
Cash at banks and on hand	74,776	45,405
Short-term deposits	94	200
Total	74,870	45,605

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also seeks to reduce its exposure to credit risk by dealing with a diversified group of major financial institutions.